Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NV5 Global, Inc. (the “Company”) on Form 10-Q for the quarter ended April 1, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dickerson Wright, Chief Executive Officer of the Company, and Michael P. Rama, Chief Financial Officer of the Company, each certify, to the best of his knowledge, pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2017

/s/ Dickerson Wright
Dickerson Wright Chairman & Chief Executive Officer

Date: May 4, 2017

/s/ Michael P. Rama
Michael P. Rama Vice President & Chief Financial Officer

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by NV5 Global, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that NV5 Global, Inc. specifically incorporates it by reference.

A signed original of this written statement required by Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 906 has been provided to NV5 Global, Inc. and will be retained by NV5 Global, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.